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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 1997 (August 20,
1997)

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         Georgia                    0-22276            58-0360550
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(State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)         File Number)        Identification No.)


160 Clairemont Avenue, Suite 510, Decatur, Georgia                   30030
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(Address of principal executive offices)                          (Zip Code)

                                  404/370-1100
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         (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)







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Item 5. Other Events

         On August 20, 1997, Allied Holdings, Inc. ("Registrant") and Ryder System, Inc. ("Ryder System") executed a definitive agreement regarding the proposed acquisition by Registrant of Ryder Automotive Carrier Services, Inc. and RC Management Corp. (collectively "Ryder") from Ryder System. The acquisition agreement provides for Registrant to acquire Ryder for approximately $114.5 million in cash subject to consents and approvals contained in the agreement. The transaction is expected to be consummated by the end of September 1997.

         On August 21, 1997 Registrant issued the press release filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         2.1      Acquisition Agreement

         99.1     Press Release dated August 21, 1997



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ALLIED HOLDINGS, INC.



August 28, 1997                       /s/ Daniel H. Popky
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                                      Daniel H. Popky, Vice President, Finance



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                                  EXHIBIT INDEX

    Exhibit Number                           Description
    --------------                           -----------
       2.1                              Acquisition Agreement
      99.1                              Press Release dated August 21, 1997


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